SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                   ------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 26, 1999
                                                           ------------

                                CORECOMM LIMITED
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               (Exact Name of Registrant as Specified in Charter)


          Bermuda                    0-24521                   Not Applicable
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(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)



Cedar House, 41 Cedar Ave., Hamilton, Bermuda                        HM 12
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's Telephone Number, including area code (441) 295-2244
                                                   --------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.   Acquisition or Disposition of Assets
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     On May 26, 1999 CoreComm  Limited  ("CoreComm")  completed  its  previously announced acquisition of MegsINet Inc., a national Internet network and regional telecommunications provider. Separately, CoreComm also completed its previously announced acquisition of certain assets of USN Communications, Inc.

     MegsINet has constructed an integrated IP network consisting of approximately 70 major-city nodes linked via a high capacity ATM network. MegsINet has also launched the implementation of switched-based telephony access incorporating IP telephony and DSL technologies along with its implementation partners Nortel, Cisco and Ascend. CoreComm acquired substantially all of USN's local exchange telecommunications resale business, which operates principally in Illinois, Ohio, Michigan, Massachusetts and New York, but did not acquire USN's wireless related assets.

     CoreComm purchased 100% of MegsINet's stock for a total consideration of approximately $16.8 million in cash plus approximately 1.5 million shares of CoreComm common stock. CoreComm purchased USN's assets for a combination of: a cash payment of approximately $26 million and warrants to purchase 250,000 shares of CoreComm common stock at a price of $30 and 100,000 shares at a price of $50. In July 2000, a further payment may be due based on revenues from the acquired assets during the six month period ending March 31, 2000.

Item 7.   Financial Statements and Exhibits
------    ---------------------------------

     Financial statements and pro-forma financial information required by this item will be filed no later than 60 days after the date hereof.

          Exhibits

   99.1   Press Release, issued May 26, 1999

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       CORECOMM LIMITED
                                         (Registrant)


                                       By: /s/ Richard J. Lubasch
                                       ------------------------------------
                                       Name:  Richard J. Lubasch
                                       Title: Senior Vice President-General
                                                Counsel and Secretary



Dated: June 8, 1999

                                  EXHIBIT INDEX



Exhibit                                                                   Page

  99.1    Press Release, issued May 26, 1999